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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 27, 2001


                             VA LINUX SYSTEMS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
                DELAWARE                               000-28369                              77-0399299
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
    (STATE OR OTHER JURISDICTION OF             (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NO.)
     INCORPORATION OR ORGANIZATION)
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                              47071 BAYSIDE PARKWAY
                            FREMONT, CALIFORNIA 94538
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          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (510) 687-7000


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER EVENTS.

         Reference is made to the press release issued to the public by the Registrant on June 27, 2001, the text of which is attached hereto as an exhibit, for a description of the events reported pursuant to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

             99.1   Text of Press Release dated June 27, 2001.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VA LINUX SYSTEMS, INC.
                                       a Delaware corporation

Dated: July 2, 2001                    By:  /s/ Todd B. Schull
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                                          Todd B. Schull
                                          Vice President, Finance, and Chief
                                          Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number        Description
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    99.1           Text of Press Release dated June 27, 2001.